Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2024
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2024 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2024 Q3		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2024	2024	2024	2023	2023	2024	2023			2024 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2024	2023	2023
Income Statement
Net interest income	$8,076	$7,546	$7,488	$7,519	$7,423	7%	9%	$23,110	$21,722	6%
Non-interest income	1,938	1,960	1,914	1,987	1,943	(1)	—	5,812	5,559	5
Total net revenue(1)	10,014	9,506	9,402	9,506	9,366	5	7	28,922	27,281	6
Provision for credit losses	2,482	3,909	2,683	2,857	2,284	(37)	9	9,074	7,569	20
Non-interest expense:
Marketing	1,113	1,064	1,010	1,254	972	5	15	3,187	2,755	16
Operating expense	4,201	3,882	4,127	4,463	3,888	8	8	12,210	11,844	3
Total non-interest expense	5,314	4,946	5,137	5,717	4,860	7	9	15,397	14,599	5
Income from continuing operations before income taxes	2,218	651	1,582	932	2,222	**	—	4,451	5,113	(13)
Income tax provision	441	54	302	226	432	**	2	797	932	(14)
Net income	1,777	597	1,280	706	1,790	198	(1)	3,654	4,181	(13)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(9)	(23)	(10)	(28)	**	—	(60)	(67)	(10)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(171)	(171)	—
Net income available to common stockholders	$1,692	$531	$1,200	$639	$1,705	**	(1)	$3,423	$3,943	(13)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$4.42	$1.39	$3.14	$1.67	$4.46	**	(1)%	$8.94	$10.31	(13)%
Diluted earnings per common share:(2)
Net income per diluted common share	$4.41	$1.38	$3.13	$1.67	$4.45	**	(1)%	$8.92	$10.28	(13)%
Weighted-average common shares outstanding (in millions):
Basic	383.0	383.1	382.2	381.9	382.5	—	—	382.8	382.7	—
Diluted	383.7	383.9	383.4	382.8	383.3	—	—	383.7	383.6	—
Common shares outstanding (period-end, in millions)	381.5	381.9	382.1	380.4	381.0	—	—	381.5	381.0	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.80	$1.80	—
Tangible book value per common share (period-end)(3)	112.36	99.28	98.67	99.78	87.97	13%	28%	112.36	87.97	28%

						2024 Q3		Nine Months Ended September 30,
(Dollars in millions)	2024	2024	2024	2023	2023	2024	2023			2024 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2024	2023	2023
Balance Sheet (Period-End)
Loans held for investment	$320,243	$318,186	$315,154	$320,472	$314,780	1%	2%	$320,243	$314,780	2%
Interest-earning assets	458,189	452,547	453,557	449,701	445,428	1	3	458,189	445,428	3
Total assets	486,433	480,018	481,720	478,464	471,435	1	3	486,433	471,435	3
Interest-bearing deposits	327,253	324,437	323,352	320,389	317,217	1	3	327,253	317,217	3
Total deposits	353,631	351,442	350,969	348,413	346,011	1	2	353,631	346,011	2
Borrowings	49,336	47,956	50,361	49,856	49,247	3	—	49,336	49,247	—
Common equity	58,080	53,135	52,955	53,244	48,823	9	19	58,080	48,823	19
Total stockholders’ equity	62,925	57,981	57,801	58,089	53,668	9	17	62,925	53,668	17
Balance Sheet (Average Balances)
Loans held for investment	$318,255	$314,888	$314,614	$315,890	$312,759	1%	2%	$315,927	$310,075	2%
Interest-earning assets	454,484	450,908	447,803	446,929	443,532	1	2	451,078	439,321	3
Total assets	481,219	477,285	474,995	472,594	469,860	1	2	477,816	466,279	2
Interest-bearing deposits	324,509	322,581	318,450	316,808	316,032	1	3	321,856	312,702	3
Total deposits	351,125	349,488	345,657	345,328	345,013	—	2	348,765	342,956	2
Borrowings	48,274	48,842	50,474	51,070	49,736	(1)	(3)	49,194	48,746	1
Common equity	56,443	53,262	53,152	50,786	50,166	6	13	54,293	50,202	8
Total stockholders’ equity	61,289	58,107	57,998	55,632	55,012	5	11	59,139	55,048	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2024 Q3				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2024	2024	2024	2023	2023	2024		2023				2024 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2024	2023	2023
Performance Metrics
Net interest income growth (period over period)	7%	1%	—	1%	4%	**		**		6%	9%	**
Non-interest income growth (period over period)	(1)	2	(4)%	2	2	**		**		5	5	**
Total net revenue growth (period over period)	5	1	(1)	1	4	**		**		6	8	**
Total net revenue margin(4)	8.81	8.43	8.40	8.51	8.45	38	bps	36	bps	8.55	8.28	27	bps
Net interest margin(5)	7.11	6.70	6.69	6.73	6.69	41		42		6.83	6.59	24
Return on average assets	1.48	0.50	1.08	0.60	1.52	98		(4)		1.02	1.20	(18)
Return on average tangible assets(6)	1.53	0.52	1.11	0.62	1.58	101		(5)		1.05	1.24	(19)
Return on average common equity(7)	11.99	3.99	9.03	5.03	13.59	800		(160)		8.41	10.47	(206)
Return on average tangible common equity(8)	16.42	5.59	12.67	7.20	19.59	1,083		(317)		11.69	15.01	(332)
Efficiency ratio(9)	53.07	52.03	54.64	60.14	51.89	104		118		53.24	53.51	(27)
Operating efficiency ratio(10)	41.95	40.84	43.89	46.95	41.51	111		44		42.22	43.41	(119)
Effective income tax rate for continuing operations	19.9	8.3	19.1	24.2	19.4	1,160		50		17.9	18.2	(30)
Employees (period-end, in thousands)	52.5	52.1	51.3	52.0	54.2	1%		(3)%		52.5	54.2	(3)%
Credit Quality Metrics
Allowance for credit losses	$16,534	$16,649	$15,380	$15,296	$14,955	(1)%		11%		$16,534	$14,955	11%
Allowance coverage ratio	5.16%	5.23%	4.88%	4.77%	4.75%	(7)	bps	41	bps	5.16%	4.75%	41	bps
Net charge-offs	$2,604	$2,644	$2,616	$2,533	$1,999	(2)%		30%		$7,864	$5,881	34%
Net charge-off rate(11)	3.27%	3.36%	3.33%	3.21%	2.56%	(9)	bps	71	bps	3.32%	2.53%	79	bps
30+ day performing delinquency rate	3.58	3.36	3.40	3.71	3.42	22		16		3.58	3.42	16
30+ day delinquency rate	3.89	3.63	3.67	3.99	3.71	26		18		3.89	3.71	18
Capital Ratios(12)
Common equity Tier 1 capital	13.6%	13.2%	13.1%	12.9%	13.0%	40	bps	60	bps	13.6%	13.0%	60	bps
Tier 1 capital	14.9	14.5	14.4	14.2	14.3	40		60		14.9	14.3	60
Total capital	16.6	16.3	16.3	16.0	16.2	30		40		16.6	16.2	40
Tier 1 leverage	11.6	11.3	11.3	11.2	11.2	30		40		11.6	11.2	40
Tangible common equity (“TCE”)(13)	9.1	8.2	8.1	8.2	7.3	90		180		9.1	7.3	180

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2024 Q3		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2024	2024	2024	2023	2023	2024	2023			2024 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2024	2023	2023
Interest income:
Loans, including loans held for sale	$10,547	$9,993	$9,920	$9,934	$9,696	6%	9%	$30,460	$27,476	11%
Investment securities	733	700	687	669	627	5	17	2,120	1,881	13
Other	580	587	570	542	550	(1)	5	1,737	1,436	21
Total interest income	11,860	11,280	11,177	11,145	10,873	5	9	34,317	30,793	11
Interest expense:
Deposits	2,945	2,874	2,812	2,745	2,611	2	13	8,631	6,744	28
Securitized debt obligations	234	258	261	263	249	(9)	(6)	753	696	8
Senior and subordinated notes	596	591	606	608	579	1	3	1,793	1,596	12
Other borrowings	9	11	10	10	11	(18)	(18)	30	35	(14)
Total interest expense	3,784	3,734	3,689	3,626	3,450	1	10	11,207	9,071	24
Net interest income	8,076	7,546	7,488	7,519	7,423	7	9	23,110	21,722	6
Provision for credit losses	2,482	3,909	2,683	2,857	2,284	(37)	9	9,074	7,569	20
Net interest income after provision for credit losses	5,594	3,637	4,805	4,662	5,139	54	9	14,036	14,153	(1)
Non-interest income:
Interchange fees, net	1,228	1,249	1,145	1,207	1,234	(2)	—	3,622	3,586	1
Service charges and other customer-related fees	501	459	462	424	453	9	11	1,422	1,243	14
Net securities gains (losses)	(35)	—	—	(34)	—	**	**	(35)	—	**
Other	244	252	307	390	256	(3)	(5)	803	730	10
Total non-interest income	1,938	1,960	1,914	1,987	1,943	(1)	—	5,812	5,559	5
Non-interest expense:
Salaries and associate benefits	2,391	2,200	2,478	2,284	2,274	9	5	7,069	7,018	1
Occupancy and equipment	587	551	554	628	518	7	13	1,692	1,532	10
Marketing	1,113	1,064	1,010	1,254	972	5	15	3,187	2,755	16
Professional services	402	316	262	359	295	27	36	980	909	8
Communications and data processing	358	355	351	345	344	1	4	1,064	1,038	3
Amortization of intangibles	20	19	19	22	24	5	(17)	58	60	(3)
Other	443	441	463	825	433	—	2	1,347	1,287	5
Total non-interest expense	5,314	4,946	5,137	5,717	4,860	7	9	15,397	14,599	5
Income from continuing operations before income taxes	2,218	651	1,582	932	2,222	**	—	4,451	5,113	(13)
Income tax provision	441	54	302	226	432	**	2	797	932	(14)
Net income	1,777	597	1,280	706	1,790	198	(1)	3,654	4,181	(13)
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(9)	(23)	(10)	(28)	**	—	(60)	(67)	(10)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(171)	(171)	—
Net income available to common stockholders	$1,692	$531	$1,200	$639	$1,705	**	(1)	$3,423	$3,943	(13)

						2024 Q3		Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024	2023			2024 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2024	2023	2023
Basic earnings per common share:(2)
Net income per basic common share	$4.42	$1.39	$3.14	$1.67	$4.46	**	(1)%	$8.94	$10.31	(13)%
Diluted earnings per common share:(2)
Net income per diluted common share	$4.41	$1.38	$3.13	$1.67	$4.45	**	(1)%	$8.92	$10.28	(13)%
Weighted-average common shares outstanding (in millions):
Basic common shares	383.0	383.1	382.2	381.9	382.5	—	—	382.8	382.7	—
Diluted common shares	383.7	383.9	383.4	382.8	383.3	—	—	383.7	383.6	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2024 Q3
	2024	2024	2024	2023	2023	2024	2023
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,976	$5,298	$4,671	$4,903	$4,620	(25)%	(14)%
Interest-bearing deposits and other short-term investments	45,322	40,116	46,357	38,394	40,249	13	13
Total cash and cash equivalents	49,298	45,414	51,028	43,297	44,869	9	10
Restricted cash for securitization investors	421	2,415	474	458	435	(83)	(3)
Securities available for sale	83,500	79,250	78,398	79,117	74,837	5	12
Loans held for investment:
Unsecuritized loans held for investment	292,061	289,124	285,577	289,229	284,953	1	2
Loans held in consolidated trusts	28,182	29,062	29,577	31,243	29,827	(3)	(6)
Total loans held for investment	320,243	318,186	315,154	320,472	314,780	1	2
Allowance for credit losses	(16,534)	(16,649)	(15,380)	(15,296)	(14,955)	(1)	11
Net loans held for investment	303,709	301,537	299,774	305,176	299,825	1	1
Loans held for sale	96	808	1,631	854	742	(88)	(87)
Premises and equipment, net	4,440	4,396	4,366	4,375	4,378	1	1
Interest receivable	2,577	2,494	2,514	2,478	2,469	3	4
Goodwill	15,083	15,062	15,062	15,065	15,048	—	—
Other assets	27,309	28,642	28,473	27,644	28,832	(5)	(5)
Total assets	$486,433	$480,018	$481,720	$478,464	$471,435	1	3

						2024 Q3
	2024	2024	2024	2023	2023	2024	2023
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$705	$668	$762	$649	$685	6%	3%
Deposits:
Non-interest-bearing deposits	26,378	27,005	27,617	28,024	28,794	(2)	(8)
Interest-bearing deposits	327,253	324,437	323,352	320,389	317,217	1	3
Total deposits	353,631	351,442	350,969	348,413	346,011	1	2
Securitized debt obligations	15,881	17,291	17,661	18,043	17,417	(8)	(9)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	520	715	568	538	522	(27)	—
Senior and subordinated notes	32,911	29,925	32,108	31,248	31,283	10	5
Other borrowings	24	25	24	27	25	(4)	(4)
Total other debt	33,455	30,665	32,700	31,813	31,830	9	5
Other liabilities	19,836	21,971	21,827	21,457	21,824	(10)	(9)
Total liabilities	423,508	422,037	423,919	420,375	417,767	—	1

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	36,216	36,012	35,808	35,541	35,334	1	2
Retained earnings	63,698	62,211	61,905	60,945	60,529	2	5
Accumulated other comprehensive loss	(6,287)	(9,701)	(9,534)	(8,268)	(12,224)	(35)	(49)
Treasury stock, at cost	(30,709)	(30,548)	(30,385)	(30,136)	(29,978)	1	2
Total stockholders’ equity	62,925	57,981	57,801	58,089	53,668	9	17
Total liabilities and stockholders’ equity	$486,433	$480,018	$481,720	$478,464	$471,435	1	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $624 million in Q3 2024, $649 million in Q2 2024, $630 million in Q1 2024, $566 million in Q4 2023 and $449 million in Q3 2023 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q3 2024 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q3			2024 Q2			2023 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$318,715	$10,547	13.24%	$315,823	$9,993	12.66%	$313,461	$9,696	12.37%
Investment securities	90,644	733	3.24	89,501	700	3.13	87,845	627	2.86
Cash equivalents and other	45,125	580	5.14	45,584	587	5.16	42,226	550	5.21
Total interest-earning assets	$454,484	$11,860	10.44	$450,908	$11,280	10.01	$443,532	$10,873	9.81
Interest-bearing liabilities:
Interest-bearing deposits	$324,509	$2,945	3.63	$322,581	$2,874	3.56	$316,032	$2,611	3.30
Securitized debt obligations	15,833	234	5.93	17,452	258	5.91	17,649	249	5.63
Senior and subordinated notes	32,041	596	7.43	30,978	591	7.64	31,522	579	7.36
Other borrowings and liabilities(2)	2,389	9	1.50	2,502	11	1.73	2,473	11	1.79
Total interest-bearing liabilities	$374,772	$3,784	4.04	$373,513	$3,734	4.00	$367,676	$3,450	3.75
Net interest income/spread		$8,076	6.40		$7,546	6.01		$7,423	6.05
Impact of non-interest-bearing funding			0.71			0.69			0.64
Net interest margin(3)			7.11%			6.70%			6.69%

	Nine Months Ended September 30,
	2024			2023
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$316,707	$30,460	12.82%	$310,657	$27,476	11.79%
Investment securities	89,580	2,120	3.16	89,259	1,881	2.81
Cash equivalents and other	44,791	1,737	5.17	39,405	1,436	4.86
Total interest-earning assets	$451,078	$34,317	10.14	$439,321	$30,793	9.35
Interest-bearing liabilities:
Interest-bearing deposits	$321,856	$8,631	3.58	$312,702	$6,744	2.88
Securitized debt obligations	17,036	753	5.90	17,558	696	5.28
Senior and subordinated notes	31,744	1,793	7.53	30,611	1,596	6.95
Other borrowings and liabilities(2)	2,422	30	1.67	2,410	35	1.94
Total interest-bearing liabilities	$373,058	$11,207	4.01	$363,281	$9,071	3.33
Net interest income/spread		$23,110	6.14		$21,722	6.02
Impact of non-interest-bearing funding			0.69			0.57
Net interest margin			6.83%			6.59%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2024 Q3		Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024	2023	2024	2023	2024 vs. 2023
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$149,400	$147,065	$143,861	$147,666	$140,320	2%	6%	$149,400	$140,320	6%
International card businesses	7,251	6,830	6,733	6,881	6,463	6	12	7,251	6,463	12
Total credit card	156,651	153,895	150,594	154,547	146,783	2	7	156,651	146,783	7
Consumer banking:
Auto	75,505	74,385	73,801	74,075	75,456	2	—	75,505	75,456	—
Retail banking	1,253	1,278	1,298	1,362	1,388	(2)	(10)	1,253	1,388	(10)
Total consumer banking	76,758	75,663	75,099	75,437	76,844	1	—	76,758	76,844	—
Commercial banking:
Commercial and multifamily real estate	32,199	32,832	34,272	34,446	35,622	(2)	(10)	32,199	35,622	(10)
Commercial and industrial	54,635	55,796	55,189	56,042	55,531	(2)	(2)	54,635	55,531	(2)
Total commercial banking	86,834	88,628	89,461	90,488	91,153	(2)	(5)	86,834	91,153	(5)
Total loans held for investment	$320,243	$318,186	$315,154	$320,472	$314,780	1	2	$320,243	$314,780	2
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$147,021	$143,744	$142,887	$142,112	$137,500	2%	7%	$144,560	$132,889	9%
International card businesses	6,951	6,723	6,758	6,515	6,549	3	6	6,811	6,306	8
Total credit card	153,972	150,467	149,645	148,627	144,049	2	7	151,371	139,195	9
Consumer banking:
Auto	74,920	74,098	73,768	74,861	75,740	1	(1)	74,264	76,473	(3)
Retail banking	1,262	1,288	1,324	1,377	1,414	(2)	(11)	1,291	1,469	(12)
Total consumer banking	76,182	75,386	75,092	76,238	77,154	1	(1)	75,555	77,942	(3)
Commercial banking:
Commercial and multifamily real estate	32,416	33,801	34,310	35,414	35,964	(4)	(10)	33,505	36,796	(9)
Commercial and industrial	55,685	55,234	55,567	55,611	55,592	1	—	55,496	56,142	(1)
Total commercial banking	88,101	89,035	89,877	91,025	91,556	(1)	(4)	89,001	92,938	(4)
Total average loans held for investment	$318,255	$314,888	$314,614	$315,890	$312,759	1	2	$315,927	$310,075	2

						2024 Q3				Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024		2023		2024	2023	2024 vs. 2023
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(4)(5)	5.61%	6.05%	5.94%	5.35%	4.40%	(44)	bps	121	bps	5.86%	4.28%	158	bps
International card businesses	5.23	5.03	5.16	4.94	4.87	20		36		5.14	4.80	34
Total credit card	5.60	6.00	5.90	5.33	4.42	(40)		118		5.83	4.30	153
Consumer banking:
Auto	2.05	1.81	1.99	2.19	1.77	24		28		1.95	1.57	38
Retail banking	5.43	5.38	4.04	5.68	3.80	5		163		4.94	3.33	161
Total consumer banking	2.11	1.87	2.03	2.25	1.81	24		30		2.00	1.60	40
Commercial banking:
Commercial and multifamily real estate	0.26	0.11	0.20	0.96	0.27	15		(1)		0.19	1.46	(127)
Commercial and industrial	0.20	0.17	0.08	0.26	0.24	3		(4)		0.15	0.13	2
Total commercial banking	0.22	0.15	0.13	0.53	0.25	7		(3)		0.17	0.66	(49)
Total net charge-offs	3.27	3.36	3.33	3.21	2.56	(9)		71		3.32	2.53	79
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.53%	4.14%	4.48%	4.61%	4.31%	39	bps	22	bps	4.53%	4.31%	22	bps
International card businesses	4.53	4.63	4.83	4.67	4.43	(10)		10		4.53	4.43	10
Total credit card	4.53	4.16	4.50	4.61	4.32	37		21		4.53	4.32	21
Consumer banking:
Auto	5.61	5.67	5.28	6.34	5.64	(6)		(3)		5.61	5.64	(3)
Retail banking	0.95	1.57	0.95	1.19	1.07	(62)		(12)		0.95	1.07	(12)
Total consumer banking	5.53	5.60	5.21	6.25	5.55	(7)		(2)		5.53	5.55	(2)
Nonperforming Loans and Nonperforming Assets Rates(6)(7)
Credit card:
International card businesses	0.15%	0.15%	0.13%	0.13%	0.14%	—		1	bps	0.15%	0.14%	1	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.91	0.88	0.79	0.96	0.85	3	bps	6		0.91	0.85	6
Retail banking	2.19	2.81	3.21	3.36	3.28	(62)		(109)		2.19	3.28	(109)
Total consumer banking	0.93	0.92	0.83	1.00	0.89	1		4		0.93	0.89	4
Commercial banking:
Commercial and multifamily real estate	1.96	1.28	1.58	1.23	1.29	68		67		1.96	1.29	67
Commercial and industrial	1.32	1.56	1.10	0.60	0.65	(24)		67		1.32	0.65	67
Total commercial banking	1.55	1.46	1.28	0.84	0.90	9		65		1.55	0.90	65
Total nonperforming loans	0.65	0.63	0.57	0.48	0.48	2		17		0.65	0.48	17
Total nonperforming assets	0.67	0.64	0.58	0.50	0.50	3		17		0.67	0.50	17

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2024	$12,560	$480	$13,040	$2,037	$28	$2,065	$1,544	$16,649
Charge-offs	(2,501)	(131)	(2,632)	(684)	(23)	(707)	(88)	(3,427)
Recoveries	438	40	478	300	6	306	39	823
Net charge-offs	(2,063)	(91)	(2,154)	(384)	(17)	(401)	(49)	(2,604)
Provision for credit losses	1,997	87	2,084	335	16	351	35	2,470
Allowance release for credit losses	(66)	(4)	(70)	(49)	(1)	(50)	(14)	(134)
Other changes(8)	—	19	19	—	—	—	—	19
Balance as of September 30, 2024	12,494	495	12,989	1,988	27	2,015	1,530	16,534
Reserve for unfunded lending commitments:
Balance as of June 30, 2024	—	—	—	—	—	—	129	129
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	13	13
Balance as of September 30, 2024	—	—	—	—	—	—	142	142
Combined allowance and reserve as of September 30, 2024	$12,494	$495	$12,989	$1,988	$27	$2,015	$1,672	$16,676

	Nine Months Ended September 30, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,545	$15,296
Charge-offs	(7,509)	(383)	(7,892)	(1,941)	(62)	(2,003)	(166)	(10,061)
Recoveries	1,153	120	1,273	855	14	869	55	2,197
Net charge-offs	(6,356)	(263)	(6,619)	(1,086)	(48)	(1,134)	(111)	(7,864)
Provision for credit losses	7,589	299	7,888	1,072	35	1,107	96	9,091
Allowance build (release) for credit losses(9)	1,233	36	1,269	(14)	(13)	(27)	(15)	1,227
Other changes(8)	—	11	11	—	—	—	—	11
Balance as of September 30, 2024	12,494	495	12,989	1,988	27	2,015	1,530	16,534
Reserve for unfunded lending commitments:
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(16)	(16)
Balance as of September 30, 2024	—	—	—	—	—	—	142	142
Combined allowance and reserve as of September 30, 2024	$12,494	$495	$12,989	$1,988	$27	$2,015	$1,672	$16,676

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2024					Nine Months Ended September 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,743	$2,028	$596	$(291)	$8,076	$16,309	$6,064	$1,804	$(1,067)	$23,110
Non-interest income (loss)	1,509	182	292	(45)	1,938	4,491	513	844	(36)	5,812
Total net revenue (loss)	7,252	2,210	888	(336)	10,014	20,800	6,577	2,648	(1,103)	28,922
Provision (benefit) for credit losses	2,084	351	48	(1)	2,482	7,888	1,107	80	(1)	9,074
Non-interest expense	3,367	1,331	495	121	5,314	9,730	3,827	1,493	347	15,397
Income (loss) from continuing operations before income taxes	1,801	528	345	(456)	2,218	3,182	1,643	1,075	(1,449)	4,451
Income tax provision (benefit)	427	125	82	(193)	441	756	388	254	(601)	797
Income (loss) from continuing operations, net of tax	$1,374	$403	$263	$(263)	$1,777	$2,426	$1,255	$821	$(848)	$3,654

	Three Months Ended June 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,294	$2,025	$609	$(382)	$7,546
Non-interest income	1,506	172	271	11	1,960
Total net revenue (loss)	6,800	2,197	880	(371)	9,506
Provision for credit losses	3,545	330	34	—	3,909
Non-interest expense	3,134	1,250	483	79	4,946
Income (loss) from continuing operations before income taxes	121	617	363	(450)	651
Income tax provision (benefit)	30	146	85	(207)	54
Income (loss) from continuing operations, net of tax	$91	$471	$278	$(243)	$597

	Three Months Ended September 30, 2023					Nine Months Ended September 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,114	$2,133	$621	$(445)	$7,423	$14,498	$6,762	$1,901	$(1,439)	$21,722
Non-interest income (loss)	1,513	142	288	—	1,943	4,375	426	757	1	5,559
Total net revenue (loss)	6,627	2,275	909	(445)	9,366	18,873	7,188	2,658	(1,438)	27,281
Provision for credit losses	1,953	213	116	2	2,284	6,298	747	521	3	7,569
Non-interest expense	3,015	1,262	512	71	4,860	9,073	3,776	1,524	226	14,599
Income (loss) from continuing operations before income taxes	1,659	800	281	(518)	2,222	3,502	2,665	613	(1,667)	5,113
Income tax provision (benefit)	393	189	67	(217)	432	830	629	145	(672)	932
Income (loss) from continuing operations, net of tax	$1,266	$611	$214	$(301)	$1,790	$2,672	$2,036	$468	$(995)	$4,181

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2024 Q3 vs.				Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2024	2023	2023
Credit Card
Earnings:
Net interest income	$5,743	$5,294	$5,272	$5,231	$5,114	8%		12%		$16,309	$14,498	12%
Non-interest income	1,509	1,506	1,476	1,565	1,513	—		—		4,491	4,375	3
Total net revenue	7,252	6,800	6,748	6,796	6,627	7		9		20,800	18,873	10
Provision for credit losses	2,084	3,545	2,259	2,353	1,953	(41)		7		7,888	6,298	25
Non-interest expense	3,367	3,134	3,229	3,417	3,015	7		12		9,730	9,073	7
Income from continuing operations before income taxes	1,801	121	1,260	1,026	1,659	**		9		3,182	3,502	(9)
Income tax provision	427	30	299	241	393	**		9		756	830	(9)
Income from continuing operations, net of tax	$1,374	$91	$961	$785	$1,266	**		9		$2,426	$2,672	(9)
Selected performance metrics:
Period-end loans held for investment	$156,651	$153,895	$150,594	$154,547	$146,783	2		7		$156,651	$146,783	7
Average loans held for investment	153,972	150,467	149,645	148,627	144,049	2		7		151,371	139,195	9
Average yield on loans outstanding(1)	19.66%	18.79%	18.84%	18.96%	19.02%	87	bps	64	bps	19.10%	18.40%	70	bps
Total net revenue margin(11)	18.82	18.03	17.99	18.24	18.40	79		42		18.28	18.08	20
Net charge-off rate	5.60	6.00	5.90	5.33	4.42	(40)		118		5.83	4.30	153
30+ day performing delinquency rate	4.53	4.16	4.50	4.61	4.32	37		21		4.53	4.32	21
30+ day delinquency rate	4.54	4.17	4.50	4.62	4.32	37		22		4.54	4.32	22
Nonperforming loan rate(6)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(12)	$166,203	$165,143	$150,171	$162,055	$158,640	1%		5%		$481,517	$458,235	5%

						2024 Q3 vs.				Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2024	2023	2023
Domestic Card
Earnings:
Net interest income	$5,434	$5,001	$4,972	$4,940	$4,827	9%		13%		$15,407	$13,670	13%
Non-interest income	1,438	1,440	1,411	1,498	1,445	—		—		4,289	4,174	3
Total net revenue(13)	6,872	6,441	6,383	6,438	6,272	7		10		19,696	17,844	10
Provision for credit losses	1,997	3,435	2,157	2,238	1,861	(42)		7		7,589	6,030	26
Non-interest expense	3,149	2,946	3,025	3,186	2,810	7		12		9,120	8,462	8
Income from continuing operations before income taxes	1,726	60	1,201	1,014	1,601	**		8		2,987	3,352	(11)
Income tax provision	407	15	283	239	378	**		8		705	791	(11)
Income from continuing operations, net of tax	$1,319	$45	$918	$775	$1,223	**		8		$2,282	$2,561	(11)
Selected performance metrics:
Period-end loans held for investment	$149,400	$147,065	$143,861	$147,666	$140,320	2		6		$149,400	$140,320	6
Average loans held for investment	147,021	143,744	142,887	142,112	137,500	2		7		144,560	132,889	9
Average yield on loans outstanding(1)	19.62%	18.73%	18.76%	18.88%	18.96%	89	bps	66	bps	19.04%	18.31%	73	bps
Total net revenue margin(11)(13)	18.67	17.87	17.82	18.07	18.24	80		43		18.12	17.90	22
Net charge-off rate(4)(5)	5.61	6.05	5.94	5.35	4.40	(44)		121		5.86	4.28	158
30+ day performing delinquency rate	4.53	4.14	4.48	4.61	4.31	39		22		4.53	4.31	22
Purchase volume(12)	$162,281	$161,370	$146,696	$158,290	$154,880	1%		5%		$470,347	$447,374	5%
Refreshed FICO scores:(14)
Greater than 660	69%	69%	68%	68%	69%	—		—		69%	69%	—
660 or below	31	31	32	32	31	—		—		31	31	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2024 Q3 vs.				Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2024	2023	2023
Consumer Banking
Earnings:
Net interest income	$2,028	$2,025	$2,011	$1,951	$2,133	—		(5)%		$6,064	$6,762	(10)%
Non-interest income	182	172	159	163	142	6%		28		513	426	20
Total net revenue	2,210	2,197	2,170	2,114	2,275	1		(3)		6,577	7,188	(9)
Provision for credit losses	351	330	426	422	213	6		65		1,107	747	48
Non-interest expense	1,331	1,250	1,246	1,402	1,262	6		5		3,827	3,776	1
Income from continuing operations before income taxes	528	617	498	290	800	(14)		(34)		1,643	2,665	(38)
Income tax provision	125	146	117	68	189	(14)		(34)		388	629	(38)
Income from continuing operations, net of tax	$403	$471	$381	$222	$611	(14)		(34)		$1,255	$2,036	(38)
Selected performance metrics:
Period-end loans held for investment	$76,758	$75,663	$75,099	$75,437	$76,844	1		—		$76,758	$76,844	—
Average loans held for investment	76,182	75,386	75,092	76,238	77,154	1		(1)		75,555	77,942	(3)
Average yield on loans held for investment(1)	8.88%	8.54%	8.33%	8.17%	7.97%	34	bps	91	bps	8.59%	7.67%	92	bps
Auto loan originations	$9,158	$8,463	$7,522	$6,157	$7,452	8%		23%		$25,143	$20,823	21%
Period-end deposits	309,569	305,422	300,806	296,171	290,789	1		6		309,569	290,789	6
Average deposits	306,121	300,794	294,448	291,486	287,457	2		6		300,475	283,991	6
Average deposits interest rate	3.33%	3.22%	3.15%	3.06%	2.85%	11	bps	48	bps	3.23%	2.43%	80	bps
Net charge-off rate	2.11	1.87	2.03	2.25	1.81	24		30		2.00	1.60	40
30+ day performing delinquency rate	5.53	5.60	5.21	6.25	5.55	(7)		(2)		5.53	5.55	(2)
30+ day delinquency rate	6.31	6.35	5.86	7.08	6.27	(4)		4		6.31	6.27	4
Nonperforming loan rate(6)	0.93	0.92	0.83	1.00	0.89	1		4		0.93	0.89	4
Nonperforming asset rate(7)	1.01	0.99	0.91	1.09	0.96	2		5		1.01	0.96	5
Auto—At origination FICO scores:(15)
Greater than 660	53%	53%	53%	53%	52%	—		1%		53%	52%	1%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	27	27	27	27	28	—		(1)		27	28	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2024 Q3 vs.				Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2024	2023	2023
Commercial Banking
Earnings:
Net interest income	$596	$609	$599	$617	$621	(2)%		(4)%		$1,804	$1,901	(5)%
Non-interest income	292	271	281	245	288	8		1		844	757	11
Total net revenue(10)	888	880	880	862	909	1		(2)		2,648	2,658	—
Provision (benefit) for credit losses	48	34	(2)	84	116	41		(59)		80	521	(85)
Non-interest expense	495	483	515	487	512	2		(3)		1,493	1,524	(2)
Income from continuing operations before income taxes	345	363	367	291	281	(5)		23		1,075	613	75
Income tax provision	82	85	87	68	67	(4)		22		254	145	75
Income from continuing operations, net of tax	$263	$278	$280	$223	$214	(5)		23		$821	$468	75
Selected performance metrics:
Period-end loans held for investment	$86,834	$88,628	$89,461	$90,488	$91,153	(2)		(5)		$86,834	$91,153	(5)
Average loans held for investment	88,101	89,035	89,877	91,025	91,556	(1)		(4)		89,001	92,938	(4)
Average yield on loans held for investment(1)(10)	7.25%	7.23%	7.14%	7.24%	7.16%	2	bps	9	bps	7.21%	6.73%	48	bps
Period-end deposits	$30,598	$29,210	$31,082	$32,712	$36,035	5%		(15)%		$30,598	$36,035	(15)%
Average deposits	30,365	30,810	31,844	34,525	37,279	(1)		(19)		31,004	38,383	(19)
Average deposits interest rate	2.55%	2.55%	2.65%	2.79%	2.93%	—		(38)	bps	2.58%	2.65%	(7)	bps
Net charge-off rate	0.22	0.15	0.13	0.53	0.25	7	bps	(3)		0.17	0.66	(49)
Nonperforming loan rate(6)	1.55	1.46	1.28	0.84	0.90	9		65		1.55	0.90	65
Nonperforming asset rate(7)	1.55	1.46	1.28	0.84	0.90	9		65		1.55	0.90	65
Risk category:(16)
Noncriticized	$78,835	$79,695	$80,804	$81,758	$82,968	(1)%		(5)%		$78,835	$82,968	(5)%
Criticized performing	6,651	7,639	7,509	7,969	7,363	(13)		(10)		6,651	7,363	(10)
Criticized nonperforming	1,348	1,294	1,148	761	822	4		64		1,348	822	64
Total commercial banking loans held for investment	$86,834	$88,628	$89,461	$90,488	$91,153	(2)		(5)		$86,834	$91,153	(5)
Risk category as a percentage of period-end loans held for investment:(16)
Noncriticized	90.79%	89.92%	90.33%	90.35%	91.02%	87	bps	(23)	bps	90.79%	91.02%	(23)	bps
Criticized performing	7.66	8.62	8.39	8.81	8.08	(96)		(42)		7.66	8.08	(42)
Criticized nonperforming	1.55	1.46	1.28	0.84	0.90	9		65		1.55	0.90	65
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2024 Q3 vs.		Nine Months Ended September 30,
	2024	2024	2024	2023	2023	2024	2023			2024 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2024	2023	2023
Other
Earnings:
Net interest loss	$(291)	$(382)	$(394)	$(280)	$(445)	(24)%	(35)%	$(1,067)	$(1,439)	(26)%
Non-interest income (loss)	(45)	11	(2)	14	—	**	**	(36)	1	**
Total net loss(10)	(336)	(371)	(396)	(266)	(445)	(9)	(24)	(1,103)	(1,438)	(23)
Provision (benefit) for credit losses	(1)	—	—	(2)	2	**	**	(1)	3	**
Non-interest expense(17)(18)	121	79	147	411	71	53	70	347	226	54
Loss from continuing operations before income taxes	(456)	(450)	(543)	(675)	(518)	1	(12)	(1,449)	(1,667)	(13)
Income tax benefit	(193)	(207)	(201)	(151)	(217)	(7)	(11)	(601)	(672)	(11)
Loss from continuing operations, net of tax	$(263)	$(243)	$(342)	$(524)	$(301)	8	(13)	$(848)	$(995)	(15)
Selected performance metrics:
Period-end deposits	$13,464	$16,810	$19,081	$19,530	$19,187	(20)	(30)	$13,464	$19,187	(30)
Average deposits	14,639	17,884	19,365	19,317	20,277	(18)	(28)	17,286	20,582	(16)
Total
Earnings:
Net interest income	$8,076	$7,546	$7,488	$7,519	$7,423	7%	9%	$23,110	$21,722	6%
Non-interest income	1,938	1,960	1,914	1,987	1,943	(1)	—	5,812	5,559	5
Total net revenue	10,014	9,506	9,402	9,506	9,366	5	7	28,922	27,281	6
Provision for credit losses	2,482	3,909	2,683	2,857	2,284	(37)	9	9,074	7,569	20
Non-interest expense	5,314	4,946	5,137	5,717	4,860	7	9	15,397	14,599	5
Income from continuing operations before income taxes	2,218	651	1,582	932	2,222	**	—	4,451	5,113	(13)
Income tax provision	441	54	302	226	432	**	2	797	932	(14)
Income from continuing operations, net of tax	$1,777	$597	$1,280	$706	$1,790	198	(1)	$3,654	$4,181	(13)
Selected performance metrics:
Period-end loans held for investment	$320,243	$318,186	$315,154	$320,472	$314,780	1	2	$320,243	$314,780	2
Average loans held for investment	318,255	314,888	314,614	315,890	312,759	1	2	315,927	310,075	2
Period-end deposits	353,631	351,442	350,969	348,413	346,011	1	2	353,631	346,011	2
Average deposits	351,125	349,488	345,657	345,328	345,013	—	2	348,765	342,956	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.0 billion, $2.1 billion and $2.0 billion for the third quarter, second quarter and first nine months of 2024, respectively, and $1.9 billion and $1.8 billion for the third quarter and first nine months of 2023, respectively. Related interest expense was $7 million, $8 million and $23 million for the third quarter, second quarter and first nine months of 2024, respectively, and $8 million and $24 million for the third quarter and first nine months of 2023, respectively.
(3)The termination of our Walmart program agreement, effective May 21, 2024, (“Walmart Program Termination”) increased net interest margin by 22 basis points and 10 basis points in the third quarter and second quarter of 2024, respectively. Excluding this impact, the net interest margin would have been 6.89% and 6.60% in the third quarter and second quarter of 2024, respectively.
(4)The Walmart Program Termination increased the Domestic Card net charge-off rate by 38 basis points and 19 basis points for Q3 2024 and Q2 2024, respectively. Excluding this impact, the Domestic Card net charge-off rate would have been 5.23% and 5.86% for Q3 2024 and Q2 2024, respectively.
(5)In December 2023, we recognized $18 million of incremental net charge-offs on certain loans in hardship programs from the one-time impact of operational delays, which increased the Q4 2023 net charge-off rate by approximately 5 basis points. Excluding this impact, the Q4 2023 net charge-off rate would have been 5.30%.
(6)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(7)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(8)Primarily represents foreign currency translation adjustments.
(9)The Walmart Program Termination resulted in an allowance for credit losses build in Domestic Card of $826 million in the second quarter of 2024.
(10)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(11)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(12)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(13)The Walmart Program Termination increased Domestic Card net revenue margin by 51 basis points and 10 basis points in the third quarter and second quarter of 2024, respectively. Excluding this impact, the Domestic Card net revenue margin would have been 18.16% and 17.77% in the third quarter and second quarter of 2024, respectively.
(14)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(15)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(16)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(17)Includes the impact of ($9 million), $8 million, $42 million and $289 million FDIC special assessment in Q3 2024, Q2 2024, Q1 2024 and Q4 2023, respectively.
(18)Includes the impact of $63 million and $31 million in Discover integration expenses in Q3 2024 and Q2 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Regulatory Capital Metrics
Common equity excluding AOCI	$64,966	$63,435	$63,088	$62,710	$62,245
Adjustments:
AOCI, net of tax(2)	58	13	14	27	(9)
Goodwill, net of related deferred tax liabilities	(14,816)	(14,800)	(14,804)	(14,811)	(14,797)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(252)	(271)	(291)	(311)	(333)
Common equity Tier 1 capital	$49,956	$48,377	$48,007	$47,615	$47,106
Tier 1 capital	$54,801	$53,222	$52,852	$52,460	$51,952
Total capital(3)	61,150	59,875	59,484	59,124	58,844
Risk-weighted assets	368,096	366,959	366,161	369,206	362,962
Adjusted average assets(4)	473,146	470,915	468,030	467,553	464,286
Capital Ratios
Common equity Tier 1 capital(5)	13.6%	13.2%	13.1%	12.9%	13.0%
Tier 1 capital(6)	14.9	14.5	14.4	14.2	14.3
Total capital(7)	16.6	16.3	16.2	16.0	16.2
Tier 1 leverage(4)	11.6	11.3	11.3	11.2	11.2
TCE(8)	9.1	8.2	8.1	8.2	7.3

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2024	2024	2023	2023	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2024	2023
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,692	$531	$1,200	$639	$1,705	$3,423	$3,943
Allowance build for Walmart program agreement loss sharing termination	—	826	—	—	—	826	—
Walmart program agreement termination contra revenue impact	—	27	—	—	—	27	—
Discover integration expenses	63	31	—	—	—	94	—
FDIC special assessment	(9)	8	42	289	—	41	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,746	1,423	1,242	928	1,705	4,411	3,943
Income tax impacts	(13)	(218)	(10)	(70)	—	(241)	—
Adjusted net income available to common stockholders (non-GAAP)	$1,733	$1,205	$1,232	$858	$1,705	$4,170	$3,943

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.7	383.9	383.4	382.8	383.3	383.7	383.6

Diluted EPS (GAAP)	$4.41	$1.38	$3.13	$1.67	$4.45	$8.92	$10.28
Impact of adjustments noted above	0.10	1.76	0.08	0.57	—	1.94	—
Adjusted diluted EPS (non-GAAP)	$4.51	$3.14	$3.21	$2.24	$4.45	$10.86	$10.28

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$5,314	$4,946	$5,137	$5,717	$4,860	$15,397	$14,599
Discover integration expenses	(63)	(31)	—	—	—	(94)	—
FDIC special assessment	9	(8)	(42)	(289)	—	(41)	—
Adjusted non-interest expense (non-GAAP)	$5,260	$4,907	$5,095	$5,428	$4,860	$15,262	$14,599

Total net revenue (GAAP)	$10,014	$9,506	$9,402	$9,506	$9,366	$28,922	$27,281
Walmart program agreement termination contra revenue impact	—	27	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,014	$9,533	$9,402	$9,506	$9,366	$28,949	$27,281

Efficiency ratio (GAAP)	53.07%	52.03%	54.64%	60.14%	51.89%	53.24%	53.51%
Impact of adjustments noted above	(54)bps	(56)bps	(45)bps	(304)bps	—bps	(52)bps	—bps
Adjusted efficiency ratio (non-GAAP)	52.53%	51.47%	54.19%	57.10%	51.89%	52.72%	53.51%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,201	$3,882	$4,127	$4,463	$3,888	$12,210	$11,844

	2024	2024	2024	2023	2023	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2024	2023
Discover integration expenses	(63)	(31)	—	—	—	(94)	—
FDIC special assessment	9	(8)	(42)	(289)	—	(41)	—
Adjusted operating expense (non-GAAP)	$4,147	$3,843	$4,085	$4,174	$3,888	$12,075	$11,844

Total net revenue (GAAP)	10,014	$9,506	$9,402	$9,506	$9,366	$28,922	$27,281
Walmart program agreement termination contra revenue impact	—	27	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,014	$9,533	$9,402	$9,506	$9,366	$28,949	$27,281

Operating efficiency ratio (GAAP)	41.95%	40.84%	43.89%	46.95%	41.51%	42.22%	43.41%
Impact of adjustments noted above	(54)bps	(53)bps	(44)bps	(304)bps	—bps	(51)bps	—bps
Adjusted operating efficiency ratio (non-GAAP)	41.41%	40.31%	43.45%	43.91%	41.51%	41.71%	43.41%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2024	2024	2023	2023
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Pre- Provision Earnings
Total net revenue	$10,014	$9,506	$9,402	$9,506	$9,366
Non-interest expense	(5,314)	(4,946)	(5,137)	(5,717)	(4,860)
Pre-provision earnings(9)	$4,700	$4,560	$4,265	$3,789	$4,506
Tangible Common Equity (Period-End)
Stockholders’ equity	$62,925	$57,981	$57,801	$58,089	$53,668
Goodwill and other intangible assets(10)	(15,214)	(15,226)	(15,257)	(15,289)	(15,308)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$42,866	$37,910	$37,699	$37,955	$33,515
Tangible Common Equity (Average)
Stockholders’ equity	$61,289	$58,107	$57,998	$55,632	$55,012
Goodwill and other intangible assets(10)	(15,225)	(15,249)	(15,280)	(15,304)	(15,348)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$41,219	$38,013	$37,873	$35,483	$34,819
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,692	$531	$1,200	$639	$1,705
Tangible common equity (Average)	41,219	38,013	37,873	35,483	34,819
Return on tangible common equity(11)(12)	16.42%	5.59%	12.67%	7.20%	19.59%
Tangible Assets (Period-End)
Total assets	$486,433	$480,018	$481,720	$478,464	$471,435
Goodwill and other intangible assets(10)	(15,214)	(15,226)	(15,257)	(15,289)	(15,308)
Tangible assets(11)	$471,219	$464,792	$466,463	$463,175	$456,127

	2024	2024	2024	2023	2023
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Assets (Average)
Total assets	$481,219	$477,285	$474,995	$472,594	$469,860
Goodwill and other intangible assets(10)	(15,225)	(15,249)	(15,280)	(15,304)	(15,348)
Tangible assets(11)	$465,994	$462,036	$459,715	$457,290	$454,512
Return on Tangible Assets (Average)
Net income	$1,777	$597	$1,280	$706	$1,790
Tangible Assets (Average)	465,994	462,036	459,715	457,290	454,512
Return on tangible assets(11)(13)	1.53%	0.52%	1.11%	0.62%	1.58%
TCE Ratio
Tangible common equity (Period-end)	$42,866	$37,910	$37,699	$37,955	$33,515
Tangible Assets (Period-end)	471,219	464,792	466,463	463,175	456,127
TCE Ratio(11)	9.1%	8.2%	8.1%	8.2%	7.3%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$42,866	$37,910	$37,699	$37,955	$33,515
Outstanding Common Shares	381.5	381.9	382.1	380.4	381.0
Tangible book value per common share(11)	$112.36	$99.28	$98.67	$99.78	$87.97
__________
(1)Regulatory capital metrics and capital ratios as of September 30, 2024 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.